First Northwest Bancorp

Investor Presentation

2025 Third Quarter

October 2025

Forward Looking Statement

Certain matters discussed in this investor presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance and execution on certain strategies, perceived opportunities in the market, potential future credit experience, including our ability to collect, the outcome of litigation and statements regarding our mission and vision, and include, but are not limited to, statements about our plans, objectives, expectations and intentions that are not historical facts, and other statements often identified by words such as "believes," "expects," "anticipates," "estimates," or similar expressions. These forward-looking statements are based upon current management beliefs and expectations and may, therefore, involve risks and uncertainties, many of which are beyond our control. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; pressures on liquidity, including as a result of withdrawals of deposits or declines in the value of our investment portfolio; changes in general economic conditions and conditions within the securities markets, including potential recessionary and other unfavorable conditions and trends relating to housing markets, unemployment levels, interest rates and inflationary pressures, among other things; legislative, regulatory, and policy changes; legal proceedings, regulatory investigations and their resolution; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the section entitled "Risk Factors," and other filings with the Securities and Exchange Commission ("SEC"),which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this investor presentation and in the other public statements we make may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2025 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company's operations and stock price performance.

Non-GAAP Measures

This presentation contains financial measures that are not in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Non-GAAP measures are presented where management believes the information will help investors understand the Company's results of operations or financial position and assess trends. Where non-GAAP financial measures are used, the comparable GAAP financial measure is also provided. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Reconciliations of the GAAP and non-GAAP measures are included at the end of this presentation.

Presentation

Information provided in this investor presentation is sourced from Company documents unless otherwise noted. Financial data is as of September 30, 2025, unless otherwise noted. Financial information contained in this presentation is unaudited. Within the charts and tables presented, certain segments, columns, and rows may not sum to totals shown due to rounding.

Third Quarter 2025 Results

Reported net interest margin of 2.91% an increase of 8 bps from LQ

Cost of total deposits dropped to 2.20% a decrease of 11 bps from LQ

Reduced reliance on wholesale funding, including $84.5 million reduction in advances from LQ

Classified loans decreased $7.1 million in third quarter from LQ

Recorded a $620,000 recapture of provision for credit losses on loans compared to a recapture of $296,000 for the preceding quarter

Experienced higher compensation expenses as a result of one-time executive transition costs of $1.2 million

Elevated legal expenses of $1.6 million from LQ due to ongoing litigation matters

2025 Third Quarter Financial Summary

PPNR*

- Adjusted PPNR* of $340,000 decreased $1.8 million compared to $2.1 million LQ and decreased $607,000 from $947,000 in the PYQ

Loans

- Loans decreased by $39.4 million or 2.4% during the quarter
- Recorded a $620,000 recapture of provision for credit losses on loans in the third quarter of 2025, compared to a recapture of $296,000 for the preceding quarter

Deposits

- Customer deposits grew by $1.3 million during the quarter
- Non-interest demand deposits grew by $15.3 million during the quarter or 6.4%
- Loan to deposit ratio of 98.2%, down from 100.6% LQ

Capital

- TCE* increased to $153.1 million versus $148.3 LQ
- Tangible book value increased to $16.18 versus $15.70 LQ

* Non-GAAP reconciliation provided at the end of this presentation

Third Quarter 2025 GAAP Results

Selected Financial Data ($ in thousands, except for per share data)	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
Net Interest Income	$ 14,569	$ 14,193	$ 13,847	$ 14,137	$ 14,020	$ 14,234	$ 13,929	$ 14,195	$ 14,950
Provision for Credit Losses	(673)	(361)	7,786	3,655	3,134	8,739	970	1,152	371
Total Noninterest Income	2,002	2,171	3,777	1,300	1,779	7,347	2,188	(2,930)	2,904
Total Revenue	**16,571**	**16,363**	**17,624**	**15,437**	**15,800**	**21,581**	**16,117**	**11,265**	**17,854**
Total Noninterest Expense	**17,389**	**12,766**	**19,999**	**14,232**	**15,848**	**15,609**	**14,303**	**16,990**	**14,375**
Income (Loss) before Taxes	(146)	3,958	(10,161)	(2,450)	(3,183)	(2,767)	843	(6,876)	3,107
Net Income (Loss)	**802**	**3,661**	**(9,036)**	**(2,810)**	**(1,980)**	**(2,220)**	**396**	**(5,522)**	**2,504**
Earnings Per Share	**0.09**	**0.42**	**(1.03)**	**(0.32)**	**(0.23)**	**(0.25)**	**0.04**	**(0.62)**	**0.28**
Total Assets	**2,111,373**	**2,195,363**	**2,171,430**	**2,232,006**	**2,255,486**	**2,215,962**	**2,240,020**	**2,201,797**	**2,153,545**
Gross Loans Receivable (ex HFS)	1,624,027	1,665,562	1,658,142	1,695,635	1,736,386	1,697,107	1,710,731	1,660,028	1,634,978
Allowance for Credit Losses on Loans & Leases	(16,203)	(18,345)	(20,569)	(20,449)	(21,970)	(19,343)	(17,958)	(17,510)	(16,945)
All Other Assets	503,548	548,146	533,857	556,820	541,069	538,198	547,247	559,279	535,512
Total Liabilities	**1,956,844**	**2,045,630**	**2,024,939**	**2,078,124**	**2,094,697**	**2,057,081**	**2,079,514**	**2,038,457**	**1,997,480**
Total Deposits	1,653,327	1,654,636	1,666,068	1,688,026	1,711,641	1,708,289	1,666,624	1,676,892	1,657,762
Borrowings	259,625	344,108	307,091	336,014	334,994	302,575	371,455	320,936	300,416
Other Liabilities	43,892	46,886	51,779	54,084	48,061	46,218	41,435	40,630	39,302
Total Shareholders' Equity	**154,528**	**149,733**	**146,491**	**153,882**	**160,789**	**158,881**	**160,506**	**163,340**	**156,065**
Net Interest Margin	**2.91%**	**2.83%**	**2.76%**	**2.73%**	**2.71%**	**2.76%**	**2.76%**	**2.84%**	**2.97%**
Effective Tax Rate	649.77%	7.50%	11.07%	-14.67%	37.79%	19.78%	53.00%	19.70%	19.42%
Noninterest Expense to Average Assets	3.23%	2.37%	3.73%	2.57%	2.85%	2.83%	2.66%	3.17%	2.67%

Strong Capital and Liquidity Positions

Capital and Liquidity Ratios

Bank [1]

- 9.3% leverage capital
- 12.7% CET1 capital
- 13.7% total risk-based capital
- 8.4% TCE/TA

Company

- 13.5% primary liquidity
- 39.6% total liquidity

Cash & Borrowings

- Combined $840 million cash and available borrowings [2]
- 13.5% cash as a % of total assets
- 39.8% cash and borrowings immediately available as a % of total assets
- 98.2% loan to deposit ratio



Cash Reserves
(in thousands)
$1,000
$800
$600
$400
$200
$0
$840
$555
$285
Cash Reserves
Available Borrowings
Cash and Cash Equivalents

1 – Bank ratios, preliminary and subject to finalization of the FDIC call report filing
2 – Includes FRB, FHLB, PCBB, LOC and wholesale funding capacities

Reduced Reliance on Brokered Deposits

($ in millions)


Brokered Deposits Peaked in Q3 2024
$1,712
$1,688
$1,666
$1,655
$1,653
$1,508
$1,505
$1,528
$1,548
$1,549
$204
$183
$138
$107
$104
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Brokered
Non-Brokered

- Brokered deposit balances decreased $2.6 million from last quarter; $99.3 million from peak in Q3 2024
- Non-Brokered deposits continue to increase since Q4 2024

Repricing Time Deposits Benefits Margin

Based on current maturities within the portfolio and assuming no further interest rate adjustments in the Fed Funds Rate, there are $447.8 million of time deposits repricing in next 12 months

- $367.0 million of customer time deposits are repricing at an average rate of ~25 basis points lower based on current rates with expected savings of $566,000 of interest expense
- $80.7 million of brokered time deposits are repricing at an average rate of ~58 basis points lower based on current rates with expected savings of $200,000 of interest expense
- Total of $766,000 of expected interest expense savings in the next 12 months

Schedule of Maturing Certificate of Deposits

($ in thousands)

Customer Time Deposits				
Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q4 2025	132,239	3.88%	3.55%	-0.33%
Q1 2026	96,930	3.66%	3.48%	-0.18%
Q2 2026	42,169	3.53%	3.31%	-0.22%
Q3 2026	95,688	3.73%	3.52%	-0.20%
Total Customer	**367,026**	**3.74%**	**3.50%**	**-0.25%**

Brokered Time Deposits				
Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q4 2025	17,853	3.78%	3.75%	-0.03%
Q1 2026	22,390	4.27%	3.75%	-0.52%
Q2 2026	40,505	4.59%	3.75%	-0.84%
Q3 2026	-	0.00%	0.00%	0.00%
Total Brokered	**80,748**	**4.33%**	**3.75%**	**-0.58%**

Average Deposits & NIM Recent Trends

($ in millions)



$1,706
$1,722
$1,653
$1,657
$1,636
$253
$256
$244
$244
$251
2.73%
2.76%
2.83%
2.91%
2.71%
2.58%
2.56%
$1,410
$1,414
$1,384
$1,466
$1,453
2.39%
2.31%
2.20%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Average Non-Interest Bearing
Average Interest Bearing
Total Deposit Cost
NIM

- NIM expansion over the past four quarters due to the reduction in deposit costs

Credit Trends – Risk Ratings

Loans by Risk Rating ($ in Thousands)	Q3 2025 Balance	% of Total	Q2 2025 Balance	% of Total	Q1 2025 Balance	% of Total	Q4 2024 Balance	% of Total	Q3 2024 Balance	% of Total
Pass (Grades 1-3)	$1,496,670	92.21%	$1,555,273	93.43%	$1,545,909	93.26%	$1,574,645	92.85%	$1,593,927	91.88%
Watch (Grade 4)	88,914	5.48%	68,302	4.10%	68,787	4.15%	67,544	3.98%	86,277	4.97%
Special Mention (Grade 5)	13,695	0.84%	10,190	0.61%	11,280	0.68%	11,091	0.65%	7,629	0.44%
Substandard (Grade 6)	23,852	1.47%	30,938	1.86%	31,599	1.91%	42,543	2.51%	46,972	2.71%
Doubtful (Grade 7)	-	0.00%	-	0.00%	-	0.00%	-	0.00%	-	0.00%
Loss (Grade 8)	1	0.00%	-	0.00%	-	0.00%	-	0.00%	2	0.00%
Total Loans	**$1,623,132**		**$1,664,702**		**$1,657,576**		**$1,695,823**		**$1,734,807**	
Non-performing Loans	$13,372		$20,366		$20,355		$30,515		$30,376	
% of Total Loans	**0.82%**		**1.22%**		**1.23%**		**1.80%**		**1.75%**	

Nonperforming loans totaled $13.4 million as of September 30, 2025, a decrease of $7.0 million from June 30 , 2025. Current quarter activity included a $4.9 million decrease due to the sale of a commercial construction loan and charged-off balances totaling $1.6 million.



Allowance for Credit Losses on Loans (ACLL)
($ in Thousands)
Allowance for credit losses
ACL/Loans
$21,970
$20,449
$20,569
$18,345
$16,203
1.27%
1.21%
1.24%
1.10%
1.00%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025



Net Charge Offs (Recoveries)
($ in Thousands)
$451
$5,280
$7,748
$1,830
$1,522
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025

The percentage of the allowance for credit losses on loans to nonperforming loans increased to 121% as of September 30, 2025, from 90% as of June 30, 2025, and increased from 72% as of September 30, 2024. This ratio has increased as nonperforming loan balances have decreased due to principal payments, sales and charge-offs

Classified Asset Trend

Amortized Cost of Classified Assets ($ in Thousands)	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
Relationship 1	$ 6,029	$ 8,120	$ 8,120	$ 11,384	$ 11,187
Relationship 2	6,656	6,676	6,695	6,402	6,439
Relationship 3	-	4,933	7,150	8,150	8,177
Relationship 4	3,435	4,091	-	-	-
Relationship 5	3,059	3,149	3,225	3,307	3,385
Relationship 6	149	562	1,563	2,158	5,853
Relationship 7	-	-	-	6,197	6,228
All other classified loans [1]	4,525	3,406	4,846	4,945	5,663
Total Classified Assets	**$ 23,853**	**$ 30,937**	**$ 31,599**	**$ 42,543**	**$ 46,932**

- Relationship 1 is a $6.0 million construction loan, which became a classified loan in the fourth quarter of 2022
- Relationship 2 is a $6.7 million commercial real estate loan, which became a classified loan in the third quarter of 2024
- Relationship 3 was a $4.9 million commercial construction loan sold in the third quarter of 2025, which became classified in the second quarter of 2024
- Relationship 4 is a $3.4 million commercial real estate loan, which became classified in the second quarter of 2025
- Relationship 5 is a $3.1 million commercial business loan that carries a 75% SBA guarantee, which became classified in the fourth quarter of 2023
- Relationship 6 is a group of 12 commercial business loans that have similar collateral totaling $149,000, net of charge-offs
- Relationship 7 is a charged-off commercial loan relationship, which became classified in the fourth quarter of 2023
- During the second quarter of 2025, net charge-offs of $713,000 related to the 7 relationships were recorded
- The Bank has exercised legal remedies, including the appointment of a third-party receiver and foreclosure actions, to liquidate the underlying collateral to satisfy the real estate loan for Relationship 1

1 – Loans less than $2.5 million

Credit Quality – Classified Asset Summary

Classified Assets Schedule as of September 30, 2025
($ in Thousands)

	Loan Category	Amortized Cost	% Total Assets	Status
Relationship 1	CRE – Condo	$ 6,029	0.29%	• Condo project located in Bellevue, WA • 18 unit mixed-use project, 11 units sold
Relationship 2	CRE – Office	6,656	0.32%	• Office Building in Fremont, WA • Credit restructured with additional collateral pledge
Relationship 3	CRE – Multifamily	-	0.00%	• Townhome project in Seattle, WA • Loan sold in Q3 2025
Relationship 4	CRE – Gas Station	3,435	0.16%	• 2 gas stations near Canadian border • Credit restructured with additional collateral pledge
Relationship 5	SBA loan - 75% guaranty	3,059	0.14%	• Working capital loan collateralized by business assets • SBA guarantee covers $2.3 million of the outstanding balance
Relationship 6	Commercial – Equipment Loans	149	0.01%	• 2 loans related to litigation connected to Relationship 7 • Also closely monitoring 1 performing loan totaling $210,000 • Settlements with other borrowers in this relationship resulted in Q3 recoveries totaling $841,000
Relationship 7	CRE – Warehouse	-	0.00%	• Warehouse buildings in WA & OR • Settlement agreement reached in Q3
All other classified loans		4,525	0.21%	
Total Classified Assets		**$ 23,853**	**1.13%**	

Activity since September 30, 2025 includes:

- Relationship 6 – Additional $668 thousand of settlement payments received and realized as recoveries
  Anticipated future settlement payments totaling $2.3 million to be received in Q4 2025 and Q1 2026

Strategic Near-Term Focus

- Grow lower-cost customer deposits, reducing reliance on borrowed and brokered funding
- Expand our loan and deposit production with commercial relationships
- Target home equity growth with digital channel
- Continue collection and liquidation efforts for remaining classified assets
- Continue cost containment and rationalization efforts
- Maintain Strong Risk Management Practices

Key Financial Operating Pillars

First Northwest Bancorp

Our mission:

To improve the lives of those we serve

- Continue to reduce credit costs for remainder of 2025 and 2026
- Focus on continued expansion of net interest margin and neutralizing margin sensitivity
- Continued focus on noninterest expense and operating efficiencies
- Organic loan and deposit growth through multiple customer channels
- Balance sheet management with a focus on appropriate returns and preservation of capital

First Fed Executive Team



Curt Queyrouze
President and CEO



Geri Bullard
Chief Operating Officer



David Edelstein
Chief Innovation Officer



Kyle Henderson
Chief Credit Officer



Phyllis Nomura
Chief Financial Officer

First Northwest Bancorp First Fed

Thank You!

Contact

Curt Queyrouze
President and CEO
curt.queyrouze@ourfirstfed.com

Phyllis Nomura
EVP | CFO
phyllis.nomura@ourfirstfed.com

Appendix

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam County

- Bank holding company for First Fed, an innovative community bank with $2.1 billion in assets as of September 30, 2025
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 full-service branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

Securities Portfolio



Other
3%
Corporate Debt
23%
Municipal
28%
Q3 2025
Yield
4.38%
MBS-Corporate
13%
MBS-Agency
33%

Investment Portfolio Characteristics as of:	Q3 2025	Q3 2024
Book Value	$310.5 million	$341.0 million
Market Value	$282.6 million	$310.9 million
Effective Duration	4.8 years	3.9 years
Average Life	6.9 years	7.4 years
Portfolio Yield	4.4%	4.9%
Unrealized Gain/Loss on Investments, net of tax	($21.9) million	($23.7) million

- Maturities totaling $16.3 million and regular principal payments totaling $9.3 million were partially offset by a $4.8 million reduction of net unrealized losses during the current quarter
- 100% available-for-sale securities

Loan Portfolio Composition



C&I
7%
Commercial
Real Estate
25%
Other
Consumer
13%
Q3 2025
Yield
5.54%
Auto
8%
Multi-Family
19%
Construction
and Land
Development
4%
1-4 Family
24%

Loans by Type ($ in Thousands)	Q3 2025	% of Total	Change from Q3 2024	Q3 2024
Commercial Real Estate	$397,023	24.5%	$20,145	$376,878
1-4 Family	382,812	23.6%	(13,359)	396,171
Construction and Land Development	68,041	4.2%	(28,108)	96,149
Multi-Family	297,469	18.3%	(57,373)	354,842
Auto	136,713	8.4%	(2,133)	138,846
Other Consumer	206,935	12.7%	9,555	197,380
C&I	112,812	7.0%	(42,185)	154,997
Deferred Fees	21,326	1.3%	1,782	19,544
Total Loans, excluding ACLL & Derivatives	**$1,623,132**	**100.0%**	**($111,676)**	**$1,734,807**

- Most recent quarter yield on loans of 5.54% compared to 5.51% from PYQ
- Construction and Land Development is comprised of Land 8.3%, 1-4 Family construction 11.7%, and Commercial construction 80.0%
- Commercial real estate (excluding Multi-Family) is comprised of 70.9% Nonowner Occupied and 29.1% Owner Occupied
- Total loans decreased 6.4%, or $111.7 million, over PYQ

Core Deposit Composition


Brokered CDs 6%
Noninterest Checking 15%
Interest Checking 9%
Savings 14%
Money Market 29%
Certificate of Deposit 27%
Q3 2025
Cost of Deposits
2.20%

Deposits by Type ($ In Thousands)	Q3 2025 Balance	% of Total	Change from one year ago
Noninterest Checking	$255,362	15.4%	$2,363
Interest Checking	146,377	8.9%	(20,825)
Savings	232,831	14.1%	20,068
Money Market	475,614	28.8%	42,306
Certificate of Deposit	438,782	26.5%	(2,877)
Brokered CDs	104,361	6.3%	(99,349)
Deposits	**$1,653,327**	**100.0%**	**($58,315)**
Core Deposits[1]	$1,548,966	93.7%	$41,035

- Cost of total deposits down 11 basis points from LQ and down 36 basis points from PYQ
- During the third quarter, total customer deposit balances increased $1.3 million and brokered deposit balances decreased $2.6 million
- The current rate environment continues to contribute to greater competition for deposits

1 - Core deposits is a Non-GAAP financial metric defined as total deposits less brokered CDs

Net Interest Income and Margin

($ in Thousands)



$18,000
$16,000
$14,000
$12,000
3.50%
3.00%
2.50%
2.00%
2.97%
2.84%
2.76%
2.76%
2.71%
2.73%
2.76%
2.83%
2.91%
$14,950
$14,195
$13,929
$14,234
$14,020
$14,137
$13,847
$14,193
$14,569
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Net Interest Income
Net Interest Margin

Performance Metrics

Trailing Twelve Months Net Income (Loss) ($ in Thousands)



$14,110
$12,584
$13,510
-$9,325
-$7,383
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Trailing Twelve Months ROAA (%)



0.82%
0.65%
0.65%
-0.43%
-0.34%
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Trailing Twelve Months Efficiency Ratio (%)



76.41%
78.92%
77.93%
86.82%
97.56%
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Trailing Twelve Months Net Interest Margin (%)



3.44%
3.66%
3.37%
2.74%
2.78%
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Performance Metrics

Trailing Twelve Month Return on Avg. Equity



7.48%
8.16%
8.68%
-5.82%
-4.79%
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Trailing Twelve Month Earnings per Share



$1.51
$1.60
$1.53
-$1.06
-$0.84
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Trailing Twelve Month Historical Book Value per Share



$18.68
$17.29
$16.41
$16.99
$16.04
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Trailing Twelve Month Historical CE and TCE Ratios *



TTM Equity to total assets
TTM TCE Ratio
10.60% 10.58%
8.64% 8.54%
7.43% 7.36%
7.22% 7.15%
7.00% 6.88%
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

* Non-GAAP reconciliation provided at the end of this presentation

Balance Sheet Activity

($ in Millions)

Total Assets

CAGR[1]: 3.4%



$1,845
$2,091
$2,154
$2,255
$2,111
Q3 2021
Q3 2022
Q3 2023
Q3 2024
Q3 2025

Total Loans and Leases

CAGR[1]: 4.6%



$1,345
$1,521
$1,618
$1,714
$1,608
Q3 2021
Q3 2022
Q3 2023
Q3 2024
Q3 2025

Total Deposits

CAGR[1]: 2.1%



Loans / Deposits
$1,523
$1,605
$1,658
$1,712
$1,653
88%
95%
98%
100%
97%
Q3 2021
Q3 2022
Q3 2023
Q3 2024
Q3 2025

Total Equity



$187
$157
$156
$161
$155
Q3 2021
Q3 2022
Q3 2023
Q3 2024
Q3 2025

1 - CAGR calculated from first period to last period shown in chart

Bank Level Capital Ratios

Equity/Total Assets, Tangible CE/Tangible Assets [1]



Equity/Total Assets
TCE/TA
10.51% 10.45%
8.30% 8.21%
8.11% 8.04%
8.16% 8.10%
8.49% 8.43%
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Leverage Ratio (as reported on FFIEC Form 051) [2]



10.63%
10.49%
10.12%
9.38%
9.32%
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Tier 1 Capital Ratio (as reported on FFIEC Form 051) [2]



13.35%
12.58%
13.43%
12.20%
12.65%
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

Total RBC Ratio (as reported on FFIEC Form 051) [2]



14.44%
13.57%
14.38%
13.44%
13.65%
2021 Q3
2022 Q3
2023 Q3
2024 Q3
2025 Q3

1 - Non-GAAP reconciliation provided at the end of this presentation
2 - Current Period capital ratios are preliminary and subject to finalization of the FDIC Call Report

Established Community Bank in Puget Sound

Established Puget Sound Banking Markets

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
Clallam *	1	8	1,162	41.2%	70.6%
Jefferson	2	1	205	22.5%	11.7%
Market Total		**35**	**3,734**		

Emerging Puget Sound Banking Markets

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
King	33	1	31	0.1%	1.9%
Kitsap	9	2	113	2.7%	6.9%
Whatcom	12	3	147	2.9%	8.9%
Market Total		**509**	**114,765**		

- Loan growth areas of focus:
  - CRE
  - Commercial
  - SBA
- Digital and in-branch focused on home equity loans and lines of credit


Branches
Business Centers

- County Deposits & Demographics as of June 30, 2025
- Clallam County branches includes online and admin location

Leading Deposit Market Share

Clallam County, WA

Rank	Institution	# Branches	Deposits ($M)	Market Share (%)
1	**FIRST NORTHWEST BANCORP**	**8**	**1,162**	**41.2**
2	SOUND FINANCIAL BANCORP, INC.	3	460	16.3
3	JPMORGAN CHASE & CO.	2	267	9.4
4	FS BANCORP, INC.	2	247	8.8
5	U.S. BANCORP	2	164	5.8
6	WELLS FARGO & COMPANY	1	138	4.9
7	COLUMBIA BANKING SYSTEM, INC.	2	118	4.2
8	KEYCORP	2	109	3.9
9	OLYMPIC BANCORP, INC.	2	97	3.4
10	WAFD, INC.	1	59	2.1
	Total For Institutions In Market	25	2,821	

Whatcom County, WA

Rank	Institution	# Branches	Deposits ($M)	Market Share (%)
1	PEOPLES BANCORP	9	1,228	23.8
2	BANK OF AMERICA CORPORATION	2	567	11.0
3	JPMORGAN CHASE & CO.	4	566	11.0
4	BANNER CORPORATION	5	513	10.0
5	U.S. BANCORP	4	506	9.8
6	WAFD, INC.	5	462	9.0
7	WELLS FARGO & COMPANY	2	355	6.9
8	KEYCORP	4	202	3.9
9	COLUMBIA BANKING SYSTEM, INC.	3	186	3.6
10	PACIFIC FINANCIAL CORPORATION	3	173	3.4
11	HERITAGE FINANCIAL CORPORATION	2	169	3.3
12	**FIRST NORTHWEST BANCORP**	**3**	**147**	**2.9**
	Total For Institutions In Market	48	5,150	

Kitsap County, WA

Rank	Institution	# Branches	Deposits ($M)	Market Share (%)
1	BANK OF AMERICA CORPORATION	4	1,010	23.6
2	OLYMPIC BANCORP, INC.	10	884	20.7
3	JPMORGAN CHASE & CO.	5	772	18.1
4	WELLS FARGO & COMPANY	4	424	9.9
5	COLUMBIA BANKING SYSTEM, INC.	4	255	6.0
6	U.S. BANCORP	3	187	4.4
7	KEYCORP	4	170	4.0
8	LIBERTY NORTHWEST BANCORP, INC.	1	157	3.7
9	**FIRST NORTHWEST BANCORP**	**2**	**113**	**2.7**
10	WAFD, INC.	3	85	2.0
	Total For Institutions In Market	45	4,271	

Jefferson County, WA

Rank	Institution	# Branches	Deposits ($M)	Market Share (%)
1	FS BANCORP, INC.	2	226	24.8
2	**FIRST NORTHWEST BANCORP**	**1**	**205**	**22.5**
3	OLYMPIC BANCORP, INC.	2	170	18.6
4	JPMORGAN CHASE & CO.	1	114	12.5
5	U.S. BANCORP	2	75	8.2
6	WELLS FARGO & COMPANY	1	74	8.1
7	SOUND FINANCIAL BANCORP, INC.	1	49	5.3
	Total For Institutions In Market	10	913	

Source: FDIC: Deposit data as of June 30, 2025

Non-GAAP Reconciliations

Equity/Total Assets and Tangible CE/Tangible Assets

	2024 Q3	2024 Q4	2025 Q1	2025 Q2	2025 Q3
	(Dollars in thousands)				
Total shareholders' equity	$ 160,789	$ 153,882	$ 146,491	$ 149,733	$ 154,528
Less: Goodwill and other intangible assets	1,083	1,083	1,082	1,081	1,080
Disallowed non-mortgage loan servicing rights	489	423	416	372	317
Total tangible common equity	$ 159,216	$ 152,377	$ 144,994	$ 148,280	$ 153,131
Total assets	$ 2,255,486	$ 2,232,006	$ 2,171,430	$ 2,195,363	$ 2,111,373
Less: Goodwill and other intangible assets	1,083	1,083	1,082	1,081	1,080
Disallowed non-mortgage loan servicing rights	489	423	416	372	317
Total tangible assets	$ 2,253,913	$ 2,230,500	$ 2,169,933	$ 2,193,910	$ 2,109,975
GAAP Ratio:					
Equity to total assets	7.13%	6.89%	6.74%	6.81%	7.31%
Non-GAAP Ratio:					
Tangible common equity to tangible assets	7.06%	6.83%	6.68%	6.76%	7.26%

Bank Equity/Total Assets and Tangible CE/Tangible Assets

	2024 Q3	2024 Q4	2025 Q1	2025 Q2	2025 Q3
	(Dollars in thousands)				
Total shareholders' equity	$ 182,950	$ 178,693	$ 171,063	$ 172,716	$ 178,379
Less: Goodwill and other intangible assets	1,083	1,083	1,082	1,081	1,080
Disallowed non-mortgage loan servicing rights	489	423	416	372	317
Total tangible common equity	$ 181,377	$ 177,188	$ 169,566	$ 171,263	$ 176,981
Total assets	$ 2,240,904	$ 2,218,545	$ 2,157,658	$ 2,181,154	$ 2,100,262
Less: Goodwill and other intangible assets	1,083	1,083	1,082	1,081	1,080
Disallowed non-mortgage loan servicing rights	489	423	416	372	317
Total tangible assets	$ 2,239,332	$ 2,217,039	$ 2,156,161	$ 2,179,701	$ 2,098,865
GAAP Ratio:					
Equity to total assets	8.13%	8.05%	7.92%	7.91%	8.49%
Non-GAAP Ratio:					
Tangible common equity to tangible assets	8.10%	8.01%	7.86%	7.86%	8.43%

Pre-tax, Pre-provision Net Revenue (PPNR) and Adjusted PPNR Calculations

	For the Quarter Ended				
(Dollars in thousands)	2024 Q3	2024 Q4	2025 Q1	2025 Q2	2025 Q3
Net income (loss)	$ (1,980)	$ (2,810)	$ (9,036)	$ 3,661	$ 802
Plus: (recapture of) provision for credit losses	3,134	3,655	7,785	(360)	(673)
(Benefit) provision for income taxes	(1,203)	359	(1,125)	297	(948)
PPNR (1)	(49)	1,204	(2,376)	3,598	(819)
Less selected nonrecurring adjustments to PPNR:					
Executive transition costs included in compensation and professional fees	—	—	—	—	(1,159)
Employee retention credit ("ERC") included in compensation and benefits	—	—	—	2,640	—
ERC consulting expense included in professional fees	—	—	—	(528)	—
Costs associated with early termination of Bellevue Business Center lease included in other expense	—	—	—	(599)	—
BOLI death benefit	—	1,536	1,059	—	—
Gain on extinguishment of subordinated debt included in other income	—	—	846	—	—
Legal reserve	—	—	(5,750)	—	—
Equity investment repricing adjustment	—	(1,762)	—	—	—
One-time compensation payouts related to reduction in force	(996)	—	—	—	—
Adjusted PPNR	$ 947	$ 1,430	$ 1,469	$ 2,085	$ 340
Average total assets	$2,209,333	$2,205,502	$2,174,748	$2,164,579	$2,135,409
Return on average assets (GAAP)	-0.36%	-0.51%	-1.69%	0.68%	0.15%
PPNR return on average assets (Non-GAAP) (1)	-0.01%	0.22%	-0.44%	0.67%	-0.15%
Adjusted PPNR return on average assets (Non-GAAP) (1)	0.17%	0.26%	0.27%	0.39%	0.06%